1933 Act File No. [ ]-

1940 Act File No. [ ]-

As filed with the U.S. Securities and Exchange Commission on June 4, 2013

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Amendment No.

Highland Floating Rate High Income Fund

(Exact Name of Registrant as Specified in Charter)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)

(877) 665-1287

(Registrant’s Telephone Number, including Area Code)

Brian Mitts

Highland Floating Rate High Income Fund

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Copies of Communications to:

Allison Fumai, Esq.

Aisha Hunt, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees
Common Shares of Beneficial Interest, $0.001 par value per share	50,000	$20.00	$1,000,000	$136.40

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Preliminary Prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED [•], 2013

PROSPECTUS

[•] Shares

Highland Floating Rate High Income Fund

Common Shares

$[•] per Share

Highland Floating Rate High Income Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income.

Investment Strategies. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) in floating rate investments.

Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments in which the Fund expects to invest include, floating rate senior loans (“Senior Loans”) made to U.S. and non-U.S. corporations and other business entities (“Borrowers”). Senior loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. The Fund may also invest in loans that are not first lien or not secured by collateral and other floating rate debt instruments. The floating rate investments in which the Fund will invest will typically be of below investment grade quality at the time of purchase (also known as “high yield” or “junk securities”), and may have greater credit and liquidity risk than more highly noted obligations. Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may also invest in derivative instruments to seek to achieve its investment objective.

No Prior History. Because the Fund is newly organized, its common shares of beneficial interest (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. The returns earned by holders of the Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below NAV will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the public offering.

The Fund intends to apply for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “[•]”.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Risk Factors” beginning on page 42 of this Prospectus.

Neither the Securities and Exchange Commission (the “SEC” or the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Public offering price			Sales load (1)			Estimated offering costs			Proceeds, before expenses, to the Fund (2)
Per Share	$	[	•]	$	[	•]	$	[	•]	$	[	•]
Total	$	[	•]	$	[	•]	$	[	•]	$	[	•]
Total (assuming full exercise of over-allotment option) (3)	$	[	•]	$	[	•]	$	[	•]	$	[	•]

(1)	The Fund has granted the Underwriters an option to purchase up to [•] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $[•], $[•], $[•] and $[•], respectively. See “Underwriting.”
(2)	NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”) has agreed to pay from its own assets a structuring fee in the amount of $[•] pursuant to an agreement between [•] and NexPoint in connection with the offering. See “Underwriting.”
(3)	Total expenses relating to the Common Share offering paid by the Fund (which do not include the sales load) are estimated to be $[•], which represents $[•] per Common Share issued. This $[•] per Common Share amount may include a reimbursement of the NexPoint’s expenses incurred in connection with this offering. NexPoint has agreed to pay all organizational expenses of the Fund and offering expenses (other than sales load) that exceed $[•] per Common Share. Assuming that the Fund issues [•] Common Shares in the offering at a total public offering price of $[•], the total offering costs are estimated to be $[•] (or approximately $[•] per Common Share), of which the Fund would pay or reimburse offering expenses estimated at $[•] (or $[•] per Common Share) from the proceeds of the offering, and NexPoint would pay the balance of the offering expenses estimated at $[•] (or approximately $[•] per Common Share). The actual size of the offering and related expenses may vary substantially from these estimates.

The underwriters expect to deliver the Common Shares to purchasers on or about [•], 2013.

[UNDERWRITERS]

The date of this Prospectus is [•], 2013.

(continued from previous page)

The Fund may invest up to 20% of its Managed Assets in collateralized loan obligations (“CLOs”). The Fund may also invest in other structured products, including but not limited to asset-backed securities, mortgage-backed securities and collateralized debt obligations. To the extent that the CLOs and other structured products in which the Fund may invest pay interest rates which float or vary periodically based upon a benchmark indicator of prevailing interest rates, such investments will be considered floating rate investments for purposes of complying with the Fund’s policy to invest at least 80% of its Managed Assets in floating rate investments.

In addition, the Fund may invest up to 20% of its Managed Assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

The Fund may invest without limitation in securities issued by non-U.S. corporations or other business entities in a number of countries around the world including issuers in emerging market countries. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

“Managed Assets” means the total assets of the Fund, including assets attributable to any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Leverage. The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to use leverage through borrowings from certain financial institutions in an amount equal to approximately [•]% of the Fund’s Managed Assets immediately after giving effect to the borrowing.

The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time, or not at all, based on the Adviser’s assessment of market conditions and the investment environment. See “Use of Leverage by the Fund.”

The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value (“NAV”) and the market price of the Fund’s Common Shares and higher expenses. See “Risk Factors—Leverage Risk.”

Investment Adviser. NexPoint is the investment adviser and administrator of the Fund. As of December 31, 2012, NexPoint, together with its affiliates, managed approximately $19 billion in assets on behalf of investors around the world.

The Fund’s NAV and distribution rate will vary and may be affected by numerous factors, including, but not limited to, changes in stock prices, dividend rates, interest rates, and the timing and success of the Fund’s investment strategy. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Common Shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated [•] 2013 (the “SAI”), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page [•] of this Prospectus, and other information filed with the SEC, by calling [•] (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s Public Reference Room, 100 F Street, N.E. Washington, D.C. 20549-0102. Information relating to the public reference room may be obtained by calling the SEC at (202) 551-8090. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit the Fund’s web site (www. [•].com) or call [•] (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site www.sec.gov.

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

(This page intentionally left blank)

Until [•], 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify Common Shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all the information that you should consider before investing in the Common Shares (as defined herein). You should review the more detailed information elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors.”

The Fund

Highland Floating Rate High Income Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company.

The Offering

The Fund is offering [•] common shares of beneficial interest (the “Common Shares”), through a group of underwriters (the “Underwriters”) led by [•]. The Underwriters have been granted an option by the Fund to purchase up to [•] additional Common Shares solely to cover over-allotments, if any. The minimum purchase in this offering is 100 Common Shares. See “Underwriters.” NexPoint [or an affiliate] has agreed to pay the amount by which the aggregate of the Fund’s offering costs (other than the sales load) exceeds $[•] per Common Share. NexPoint [or an affiliate] has agreed to pay all of the Fund’s organizational costs.

Who May Want to Invest

The Fund may be an appropriate investment for you if you are seeking:

•	Current income;

•	Exposure to Senior Loans and other floating rate investments; and

•	Access to an experienced portfolio management team.

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurances that enough appropriate investments that meet the Fund’s investment criteria will be available. Fund investments may be highly speculative; therefore, an investment in Common Shares may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Investment Strategies

The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) in floating rate investments.

Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments in which the Fund expects to invest include, floating rate senior loans (“Senior Loans”) made to U.S. and non-U.S. corporations and other business entities (“Borrowers”). Senior loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. The Fund may also invest in loans that are not first lien or not secured by collateral and other floating rate debt instruments. The floating rate investments in which the Fund will invest will typically be of below investment grade quality at the time of purchase (also known as “high yield” or “junk securities”), and may have greater credit and liquidity risk than more highly rated obligations. Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may also invest in derivative instruments to seek to achieve its investment objective.

The Fund may invest up to 20% of its Managed Assets in collateralized loan obligations (“CLOs”). The Fund may also invest in other structured products, including but not limited to asset-backed securities, mortgage-backed securities and collateralized debt obligations. To the extent that the CLOs and other structured products in which the Fund may invest pay interest rates which float or vary periodically based upon a benchmark indicator of prevailing interest rates, such investments will be considered floating rate investments for purposes of complying with the Fund’s policy to invest at least 80% of its Managed Assets in floating rate investments.

The Fund may invest in loan participations (“Participations”), purchase assignments (“Assignments”) of portions of loans from third parties, and act as one of the group of lenders originating a Senior Loan.

In addition, the Fund may invest up to 20% of its Managed Assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

The Fund may invest without limitation in securities (including loans) issued by non-U.S. corporations or other business entities in a number of countries around the world including issuers in emerging market countries. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The Fund may invest a substantial portion of its Managed Assets, in Derivative Transactions (as defined herein) in seeking to achieve its investment objectives or for other reasons, such as cash management, financing activities, hedging and risk management purposes or to enhance total return. Although NexPoint may use Derivative Transactions to further the Fund’s investment objectives, no assurance can be given that NexPoint will be successful. The Fund’s investments in Derivative Transactions will be counted towards the Fund’s policy of investing at least 80% of Managed Assets in floating rate investments to the extent the Derivative Transactions have similar investment economic characteristic to those floating rate investments. The Fund may also purchase and sell derivative instruments such as exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other Derivative Transactions for hedging purposes or to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.”

“Managed Assets” means the total assets of the Fund, including assets attributable to any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Under normal market conditions, the Fund invests across various markets in which the Adviser holds significant investment experience, primarily the leveraged loan, high yield and structured products. The Adviser makes investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. The Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this Prospectus.

The Adviser uses trading strategies to seek to exploit pricing inefficiencies across the credit markets, or debt markets, and within an individual issuer’s capital structure. The Adviser seeks to manage interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate.

The Fund may also lend securities and engage in short sales of securities. In addition, the Fund may invest in the securities of companies whose capital structures are highly leveraged.

From time to time, the Adviser may also invest a portion of the Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations and pooled investment vehicles (for example, money market funds) that invest in these obligations, to enable the Fund to make investments quickly, to serve as collateral with respect to certain of its investments, and for other cash management purposes. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions.

Use of Leverage by the Fund

The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to use leverage through borrowings from certain financial institutions in an amount equal to approximately [•]% of the Fund’s Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time, or not at all, based on the Adviser’s assessment of market conditions and the investment environment.

The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value (“NAV”) and the market price of the Fund’s Common Shares and higher expenses. Because the Adviser’s fee is based upon a percentage of the Fund’s Managed Assets, the Adviser’s fee will be higher if the Fund is leveraged, and the Adviser will have an incentive to leverage the Fund. The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. See “Risk Factors—Leverage Risk.”

Adviser and Administrator

NexPoint Advisors, L.P. (the “Adviser”) is the investment adviser and administrator of the Fund. As of May 31, 2013, NexPoint, together with its affiliates, managed approximately $19 billion in assets on behalf of investors around the world. In return for its advisory services, the Adviser receives an annual fee, payable monthly, in an amount equal to [•]% of the average daily value of the Fund’s Managed Assets. In return for its administrative services, the Adviser receives an annual fee, payable monthly, in an amount equal to [•]% of the average daily value of the Fund’s Managed Assets.

The Adviser has the authority to engage both a sub-adviser and a sub-administrator, each of which may be an affiliate of the Adviser.

Distributions

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to Common Shareholders. The Fund also intends to make annual distributions of its “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund expects its initial distribution will be declared approximately [45] days, and paid approximately [60] days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Common Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Common Shareholders whether they are reinvested in shares of the Fund or received in cash. Since not all investors can participate in the automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan. See “Dividend Reinvestment Plan.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates.

Dividend Reinvestment Plan

The Fund has established an automatic Dividend Reinvestment Plan. Under the Plan, distributions of dividends and capital gains are automatically reinvested in Common Shares of the Fund by [•] (“Plan Agent”). Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Common Shareholders who receive distributions in the form of additional Common Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Shareholders who do not participate in the Plan will receive all distributions in cash. Reinvested dividends increase the Fund’s Managed Assets on which a management fee is payable to the Adviser. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan” for more information and on how to withdraw from the Plan.

Listing and Symbol

The Fund intends to apply for listing of the Common Shares on the New York Stock Exchange (“NYSE”) under the symbol “[•].”

Custodian and Transfer Agent

[•] is the custodian of the Fund, holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s NAV.

[•] is the transfer agent and dividend disbursing agent of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following is a summary of certain principal risks. See the sections entitled “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s Common Shares.

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

Market Risk Generally. The profitability of a significant portion of the Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. The Adviser may not be able to predict accurately these price and interest rate movements. With respect to certain investment strategies the Fund utilizes, there is a high degree of market risk.

Investment and Market Discount Risk. An investment in the Fund’s securities is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares fluctuates with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their NAV.

Risks of Investing in Senior Loans. Senior Loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by Borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent the Fund receives material non-public information, it may be prohibited from trading in certain securities, even when it might otherwise be beneficial to do so.

Bank loans often, but not always, contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade.

The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading, which the Adviser believes should improve market liquidity. Future levels of supply and demand in bank loan trading may not provide an adequate degree of liquidity and the current level of liquidity may not continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly-traded security.

Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, fixed rate debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the NAV of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings. As of the date of this Prospectus, interest rates in the United States are at, or near, a historic low, which may increase the Fund’s exposure to the risks associated with rising interest rates.

Credit Risk. Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security experiences a decline in its financial status. Non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in preferred securities and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated to debt securities in a company’s capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Risks of Investing in High-Yield Securities, also Known as “Junk Securities.” A substantial portion of the Fund’s investments may consist of investments that may generally be characterized as “high-yield securities” or “junk securities,” and the Fund may invest without limit in such securities. Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the high-yield bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade. The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. High-yield securities purchased by the Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

Senior Loan Legislation Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of senior loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of senior loan interests relating to highly leveraged transactions or subject such senior loan interests to increased regulatory scrutiny, such financial institutions may determine to sell senior loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a senior loan interest at a time when a financial institution was engaging in such a sale with respect to the senior loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

Second Lien Loans Risk. Second lien loans are subject to the same risks associated with investment in Senior Loans and non-investment grade securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other Secured Loans Risk. Secured loans other than Senior Loans and second lien loans are subject to the same risks associated with investment in Senior Loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher-ranking secured obligations of the borrower. Lower-ranking secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower-ranking secured loans, which would create greater credit risk exposure.

Unsecured Loans Risk. Unsecured loans are subject to the same risks associated with investment in Senior Loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Loans other than Senior Loans may not be acceptable collateral under certain credit facilities, or may require a higher collateral-to-loan ratio, and therefore to the extent the Fund invests in such loans its ability to borrow may be reduced.

Prepayment Risk. During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and other loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Illiquidity of Investments. The investments made by the Fund may be very illiquid, and consequently, the Fund may not be able to sell such investments at prices that reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of the Fund’s investment portfolio that can be invested in illiquid securities.

Insolvency Considerations with Respect to Issuers of Debt Obligations

Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a Trustee in bankruptcy or a creditors’ committee, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital, or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight and a court could disagree with the Fund’s position, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

Risks of Investing in Structured Finance Securities. The Fund’s investments may consist of collateralized mortgage obligations, collateralized bond obligations, CLOs, equipment trust certificates or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk. Collateralized mortgage obligations may have risks similar to those of mortgage-backed securities. See “Mortgage-Backed Securities Risk” for more information.

Litigation Risk. The Adviser and/or the Fund may be subject to legal proceedings and claims based on the securities and instruments in which the Fund invests. Litigation may result in substantial costs and may seriously harm the Fund’s investments and overall financial condition. In addition, legal claims that have not yet been asserted against the Fund may be asserted in the future.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Government Securities Risk. This is the risk associated with U.S. Government obligations. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail, including under “Credit Risk,” and “Interest Rate Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Leverage Risk. When deemed appropriate by the Adviser and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Pursuant to regulations and/or published positions of the Commission, the Fund may be required to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required margin, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the earmarking of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

The Fund has the ability to use leverage through the issuance of preferred shares, borrowings from a credit facility, issuing notes or other debt securities, or any combination of the three. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss. Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. Such greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the RIC distribution requirements and to avoid Fund-level U.S. federal income or excise taxes.

Non-U.S. Securities Risk. The Fund may invest in securities issued by foreign (non-U.S.) corporation or other business entities, including emerging market securities (“Non-U.S. Securities”). Investing in Non-U.S. Securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements. In addition, certain investments in Non-U.S. Securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position. As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Emerging Markets Risk. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Securities Lending Risk. The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers that are determined by the Adviser to present acceptable credit risk to the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned should the borrower of the securities fail financially while the loan is outstanding. In addition, voting rights with respect to loaned securities generally pass to the borrower. The Fund, as the lender, retains the right to recall the loans and obtain the return of the securities loaned in order to vote the loaned securities. The Fund will generally seek to recall securities on loan in order to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund. All of the aforementioned risks may be greater for Non-U.S. Securities.

These lending transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. The Fund presently only accepts cash as collateral for these lending transactions, although in the future may accept other types of collateral.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Mortgage-Backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature once all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund, as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as that of other fixed income securities when interest rates fall. When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Timely payment of interest and principal of mortgage-backed securities may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased or held by the issuer. Private insurers may not, however, be able to meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages (which are typically granted to individuals with poor credit histories who, as a result of their deficient credit ratings, would not be able to qualify for conventional mortgages), “Alt-A” mortgages (typically characterized by borrowers with less than full documentation, lower credit scores or higher loan-to-value ratios), “interest only” mortgages (which permit interest-only payments for a specified period before payment of principal is required) and/or “option ARM” mortgages (which are typically 30-year adjustable rate mortgages that initially offer a borrower four monthly payment options: a specified minimum payment, an interest-only payment, a 15-year fully amortizing payment and a 30-year fully amortizing payment). Some of these types of mortgages may be subject to “negative amortization,” which occurs whenever the loan payment for any period is less than the interest charged over that period so that the outstanding principal balance of the loan increases. The types of mortgages discussed above are made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages, and are subject to a greater risk of default than “prime” mortgages. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. To the extent the Fund invests in securities directly or indirectly backed by these types of mortgages, it will be subject to greater risks.

Credit ratings on mortgage-backed securities are subject to the same limitations that apply to credit ratings generally. The market for mortgage-backed securities (and other asset-backed securities) has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Repurchase Agreement Risk. The Fund may enter into repurchase agreements. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. If the seller does not pay the Fund the agreed-upon sum on the repurchase date, the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Derivative Transactions Risk. The Fund may engage in various portfolio strategies, including exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps, in seeking to achieve its investment objective or for other reasons, such as for cash management, financing activities, hedging and risk management purposes or to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions”.

General Risks Associated with Derivative Transactions. The use of Derivative Transactions to enhance total return may be particularly speculative. Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative

Transaction. Furthermore, the ability to successfully use Derivative Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

Investing in Derivative Transactions involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Derivative Transactions may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative Transaction for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Counterparty Risk. There is risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund’s counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund’s counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Currently, certain Derivative Transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally considered to be lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Currency Risk. The risk that changes in the exchange rate between two currencies may adversely affect the value (in U.S. dollar terms) of an investment. Derivative Transactions can be used to attempt to manage currency risk to the extent the Fund holds investments denominated in difference currencies. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Correlation Risk. The risk that changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, requires most OTC derivatives eventually to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the U.S. Commodity Futures Trading Commission (“CFTC”) has recently amended certain exemptions from registration requirements under the Commodity Exchange Act, as amended (“CEA”) that have been previously available under CFTC Rule 4.5 to Advisers registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, NexPoint may be required to register as a “commodity pool operator” and as a “commodity trading advisor” with the CFTC with respect to the Fund. In the event NexPoint is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses. However, the Fund or Adviser on behalf of the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit to continue to claim such exclusion. Operating the Fund in such a manner could reduce returns as compared to the Adviser operating as a registered commodity pool operator with regard to the Fund.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund’s performance.

Commodity Risk. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs. Certain of the Fund’s commodities-linked investments may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. See “Tax Risk” below.

Risks of Investing in Swaps. Investments in swaps involve the exchange by the Fund with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. The Fund may enter into credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, the Fund’s counterparties could experience similar difficulties, possibly resulting in losses to the Fund. In addition, where swaps are not centrally cleared collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a swap.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Default Swaps Risk. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or, in some instances, a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, the Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund as a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund as a protection seller would effectively add leverage to its portfolio because it will have investment exposure to the notional amount of the swap. Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, where credit default swaps are not centrally cleared collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

In addition, the Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves or the relevant foreign market. To the extent that the Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Non-U.S. Securities Risk” below. In addition to the risks associated with investing in swaps generally, the Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swaps may be considered illiquid or deemed liquid, subject to the Fund’s restrictions on investments in illiquid securities.

Reinvestment Risk. The Fund reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of a portfolio security.

Timing Risk. Many agency, corporate bonds and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date — often after five or ten years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Fund is exposed to reinvestment risk, i.e., the Fund may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase.

MLP Risk. The Fund may invest in master limited partnership (“MLP”) securities. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). As a result, holders of MLP securities will be subject to risks related to the energy industry, including: (i) fluctuations in commodity prices, (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing,

(ii) slowdowns in new construction and acquisitions, (iv) reduced demand for commodities such as crude oil, natural gas and refined petroleum products, (v) depletion of natural gas reserves or other commodities, (vi) extreme weather and environmental hazards (vii) stricter laws, regulations or enforcement policies and (viii) dangers inherent to the energy industry, such as leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Holders of MLP securities have limited control and voting rights on matters affecting the partnership. Holders of securities issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP securities to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP securities are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

In addition, MLPs are subject to the risk that they will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Risks of Investing in Preferred Securities. There are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet received such income. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income or excise taxes at the Fund level, the Fund may be required to distribute this reported income to shareholders in the tax year in which the income is reported (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of income the Fund actually received, and, among other things, to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

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Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Risks of Investing in Synthetic Securities. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Fund generally will have no right to enforce directly compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of setoff against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, investments in synthetic securities are subject to an additional degree of risk because they are subject to the credit risk of the counterparty as well as that of the Reference Obligor. The Adviser may not perform independent credit analyses of any particular counterparty, or any entity guaranteeing the obligations of such counterparty. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of the Fund’s assets that may be invested in these securities.

Common Stock Risk. The Fund may invest in common stock. Although investments in common stock have historically generated higher average total returns than fixed income securities over the long-term, investments in common stock also have historically experienced significantly more volatility in those returns. Therefore, the Fund’s investments in common stock could result in worse performance than would be the case had the Fund been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular investment in common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of a common stock to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.

Exchange-Traded Funds Risk. ETFs are investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. In addition, ETFs have certain inherent risks generally associated with investments in a portfolio of securities, in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. A Fund’s investments in certain commodities-linked ETFs may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. See “Tax Risk” below.

Small and Mid-Cap Securities Risk. The Fund may invest in companies with small or mid-sized capitalizations. Securities issued by small and mid-sized companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a small or mid-sized company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Small or mid-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small or mid-sized company’s security price than is the case for a larger company. In addition, small or mid-sized company securities may not be well known to the investing public.

Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Risks of Non-Diversification and Other Focused Strategies. While the Adviser invests in a number of fixed-income and equity instruments issued by different issuers, it is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Fund’s investment portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund’s investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund’s investment portfolio were varied in its investments with respect to several investment strategies.

Market Disruption Risk. Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, and the Middle East, and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Key Adviser Personnel Risk. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more key individuals leaves the Adviser, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objective.

Limitations of Credit Ratings. Credit ratings represent only the opinion of the rating agency with respect to the ability of the issuer to make principal and interest payments on the securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating organization may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of the security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating organization changes the rating assigned to one or more of the Fund’s portfolio securities, the Fund is not required to sell the relevant securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic, or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk. To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gains). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Services’ (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Operating Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [•] shares of Common Shares. If the Fund issues fewer shares of Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage in an amount equal to [•]% of the Fund’s Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	[•]%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	[•]%
Dividend Reinvestment Plan fees (2)	None

Percentage of Net Assets Attributable to Common Shares (assuming the use of leverage)(3)
Annual Expenses
Management Fees	[•]%
Interest Expense (3) Other Expenses(4)	[•]%
Administrator Fees	[•]%
Total Operating Expenses (5)	[•]%

(1)	NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”) has agreed to pay all organizational expenses of the Fund and offering costs (other than sales load) that exceed $[•] per Common Share ([•]% of the offering price). Assuming that the Fund issues [•] Common Shares in the offering at a total public offering price of $[•], the total offering costs are estimated to be $[•] (or approximately $[•] per Common Share), of which the Fund would pay or reimburse offering expenses estimated at $[•] (or $[•] per Common Share) from the proceeds of the offering, and NexPoint would pay the balance of the offering expenses estimated at [•] (or approximately [•] per Common Share).
(2)	You will be charged certain service charges and pay a per share charge if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Distributions.”
(3)	The table assumes the use of leverage through the use of bank borrowings in an amount equal to [•]% of the Fund’s Managed Assets (after the leverage is incurred), and assumes the annual interest rate on the amount borrowed is [•]%.
(4)	“Other Expenses” are based on estimated amounts of ordinary operating expenses for the current fiscal year.
(5)	The table presented below estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s net assets attributable to Common Shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that no leverage is used. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Annual Expenses
Management Fees	[•]%
Other Expenses	[•]%
Total Operating Expenses (5)	[•]%

The following example illustrates the expenses (including the sales load of $[•], and estimated expenses of this offering of $[•], that you would pay on a $1,000 investment in Common Shares, assuming (a) total annual expenses of [•]% of net assets attributable to Common Shares (which assumes the Fund’s use of leverage through borrowings in an aggregate amount equal to [•]% of the Fund’s Managed Assets) and (b) a 5% return(1):

	1 Year			3 Years			5 Years			10 Years
Total Expenses	$	[	•]	$	[	•]	$	[	•]	$	[	•]

(1)	The foregoing example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated “Other Expenses” set forth in the “Annual Expenses” fee table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly-organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Board”) without prior approval of Common Shareholders. The Fund’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201 and its telephone number is (877) 665-1287. The Fund’s Adviser is NexPoint Advisors, L.P.

USE OF PROCEEDS

The net proceeds of this offering of the Common Shares will be approximately $[•] ($[•] if the underwriters exercise the over-allotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $[•] per Common Share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within [•] months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s NAV would earn interest income at a modest rate. If the Fund’s investments are delayed, the first planned distribution could consist principally of a return of capital.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Investment Strategies

The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) in floating rate investments.

Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments in which the Fund expects to invest include, floating rate senior loans (“Senior Loans”) made to U.S. and non-U.S. corporations and other business entities (“Borrowers”). Senior loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. The Fund may also invest in loans that are not first lien or not secured by collateral and other floating rate debt instruments. The floating rate investments in which the Fund will invest will typically be of below investment grade quality at the time of purchase (also known as “high yield” or “junk securities”), and may have greater credit and liquidity risk than more highly rated obligations. Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may also invest in derivative instruments to seek to achieve its investment objective.

The Fund may invest up to 20% of its Managed Assets in collateralized loan obligations (“CLOs”). The Fund may also invest in other structured products, including but not limited to asset-backed securities, mortgage-backed securities and collateralized debt obligations. To the extent that the CLOs and other structured products in which the Fund may invest pay interest rates which float or vary periodically based upon a benchmark indicator of prevailing interest rates, such investments will be considered floating rate investments for purposes of complying with the Fund’s policy to invest at least 80% of its Managed Assets in floating rate investments.

The Fund may invest in loan participations (“Participations”), purchase assignments (“Assignments”) of portions of loans from third parties, and act as one of the group of lenders originating a Senior Loan.

In addition, the Fund may invest up to 20% of its Managed Assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

The Fund may invest without limitation in securities (including loans) issued by non-U.S. corporations or other business entities in a number of countries around the world including issuers in emerging market countries. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The Fund may invest a substantial portion of its Managed Assets, in Derivative Transactions (as defined herein) in seeking to achieve its investment objectives or for other reasons, such as cash management, financing activities, hedging and risk management purposes or to enhance total return. Although NexPoint may use Derivative Transactions to further the Fund’s investment objectives, no assurance can be given that NexPoint will be successful. The Fund’s investments in Derivative Transactions will be counted towards the Fund’s policy of investing at least 80% of Managed Assets in floating rate investments to the extent the Derivative Transactions have similar investment economic characteristic to those floating rate investments. The Fund may also purchase and sell derivative instruments such as exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other Derivative Transactions for hedging purposes or to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.”

“Managed Assets” means the total assets of the Fund, including assets attributable to any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Under normal market conditions, the Fund invests across various markets in which the Adviser holds significant investment experience, primarily the leveraged loan, high yield and structured products. The Adviser makes investment decisions based on quantitative analysis, which employs sophisticated, data-intensive models to drive the investment process. The Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this Prospectus.

The Adviser uses trading strategies to seek to exploit pricing inefficiencies across the credit markets, or debt markets, and within an individual issuer’s capital structure. The Adviser seeks to manage interest rate, default, currency and systemic risks through a variety of trading methods and market tools, including derivative hedging instruments, as it deems appropriate.

The Fund may also lend securities and engage in short sales of securities. In addition, the Fund may invest in the securities of companies whose capital structures are highly leveraged.

From time to time, the Adviser may also invest a portion of the Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations and pooled investment vehicles (for example, money market funds) that invest in these obligations, to enable the Fund to make investments quickly, to serve as collateral with respect to certain of its investments, and for other cash management purposes. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions.

Use of Leverage by the Fund

The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Fund expects to use leverage through borrowings from certain financial institutions in an amount equal to approximately [•]% of the Fund’s Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time, or not at all, based on the Adviser’s assessment of market conditions and the investment environment.

The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s net asset value (“NAV”) and the market price of the Fund’s Common Shares and higher expenses. Because the Adviser’s fee is based upon a percentage of the Fund’s Managed Assets, the Adviser’s fee will be higher if the Fund is leveraged, and the Adviser will have an incentive to leverage the Fund. The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. See “Risk Factors—Leverage Risk.”

PORTFOLIO COMPOSITION

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information (the “SAI”).

Senior Loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debt-holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes.

Senior loans typically have rates of interest which are re-determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Senior loans will generally be supported by liens in the Fund’s favor on all or a portion of the assets of the portfolio company or on assets of affiliates of the portfolio company. Although the Fund may seek to dispose of such collateral in the event of default, it may be delayed in exercising such rights or its rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for the Fund to recover its investment in the event of default.

The Fund also may invest in unsecured loans, other floating-rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purchase funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Liquidation of any collateral securing a senior loan may not satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debt-holders, including a greater risk of nonpayment of interest or principal.

Many loans in which the Fund may invest, and the issuers of such loans, may not be rated by a rating agency, will not be registered with the Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of Senior Loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Certain Senior Loans held by the Fund may be rated, if at all, below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s Investors Service, Inc. (“Moody’s”) or BB and below by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”)) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” A description of the ratings of corporate bonds by Moody’s and S&P is included as Appendix A to the Statement of Additional Information. Because Senior Loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Adviser believes that Senior Loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, the Fund’s actual loss recovery experience may not be consistent with the Adviser’s prior experience and the Fund’s Senior Loans may not achieve any specific loss recovery rates.

No active trading market may exist for many Senior Loans, and some Senior Loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in the Fund’s NAV.

Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent’s status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

The Fund’s investments in Senior Loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When the Fund is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Adviser to be creditworthy.

When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through setoff. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender’s portion of a senior loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through set off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Fund’s investment objective and policies.

The Fund may have difficulty disposing of assignments and participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investment portfolio and calculating its NAV.

Investing in Senior Loans involves investment risk. Some Borrowers default on their senior loan payments. The Fund attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of Borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See “Risk Factors”

Loans other than Senior Loans may not be acceptable collateral under the Fund’s current credit facility or under any future credit facilities, or may require a higher collateral-to-loan ratio, and therefore to the extent the Fund invests in such loans its ability to borrow may be reduced.

Second Lien Loans. Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more Senior Loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as Senior Loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second lien loans, like Senior Loans, typically have adjustable floating-rate interest payments. Because second lien loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to Senior Loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of Senior Loans, the Fund may purchase interests in second lien loans through assignments or participations.

Second lien loans are subject to the same risks associated with investment in Senior Loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more Senior Loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

The risks associated with second lien loans are higher than the risks of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder, resulting in a loss to the Fund.

Other Secured Loans. Secured loans other than Senior Loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more Senior Loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than Senior Loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating-rate interest payments. Because such secured loans may rank lower as to right of payment than Senior Loans and second lien loans of the borrower, they may present a greater degree of investment risk than Senior Loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of Senior Loans and second lien loans, the Fund may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in Senior Loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to Senior Loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured Loans. Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating-rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, the Fund may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in Senior Loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Non-Investment Grade Securities. The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Fund may purchase securities rated as low as D. When the Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities.

Lower grade securities, though generally high-yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may cause the value of the Fund’s securities to fluctuate. Distressed debt securities often are priced based on estimated recovery value and are less sensitive to interest rate movement.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Collateralized Loan Obligations and Bond Obligations. The Fund may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, are generally considered to represent a lower level of risk than the original assets taken separately. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A CLO is a structured security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt and equity tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt (and, to a lesser degree, equity) securities among the several classes of securities issued by a CLO. The Fund may invest in both equity and debt tranches issued by the SPV.

The Fund may also invest in collateralized bond obligations (“CBOs”), which are structured securities backed by a diversified pool of high-yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs/CLOs is especially sensitive to the rate of defaults in the collateral pool and lower tranches of CBOs/CLOs typically present the highest risk of loss of entire investment and are required to bear losses before the higher tranches. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs/CLOs, including equity tranches.

Variable and Floating-Rate Instruments. The Fund may purchase rated and unrated variable and floating-rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Fund may invest in leveraged inverse floating-rate debt instruments (“Inverse Floaters”). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating-rate instruments must satisfy the same criteria as set forth above for the Fund. The absence of an active secondary market with respect to particular variable and floating-rate instruments, however, could make it difficult for the Fund to dispose of a variable or floating-rate instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights.

With respect to purchasable variable and floating-rate instruments, NexPoint will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating-rate instruments could make it difficult for the Fund to dispose of a variable or floating-rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss, with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating-rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by S&P or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Credit Derivatives. The Fund may engage in credit derivative transactions for hedging or capital appreciation purposes. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

There are currently three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

The section entitled “Derivative Transactions and Risk Management” in the Fund’s Statement of Additional Information contains further information about the characteristics, risks and possible benefits of Derivative Transactions and the Fund’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s investment portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used.

Credit Default Swaps. The Fund may enter into credit default swap agreements for hedging or capital appreciation purposes. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are judged by the Adviser to present acceptable credit risk to the Fund. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swaps also involve the risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. When selling protection under a swap, however, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. However, certain swaps will be centrally cleared and subject to certain margin minimums. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is transferred. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments. The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Risk Factors— Leverage Risk” in this prospectus. If the Fund uses credit default swaps to leverage its portfolio, the Fund will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. The Fund will at all times segregate liquid securities or cash in an amount at least equal to the notional amount of the credit default swap due to the buyer if the credit event occurs. Such segregation will ensure that the Fund has assets available to satisfy its obligations and will limit any potential leveraging of the Fund’s portfolio with respect to the transaction. Such segregation will not limit the Fund’s exposure to loss.

The Fund is generally not limited in the amount it may invest in credit default swaps and all other derivatives. The Fund may use derivatives for speculative purposes.

Senior Loan Based Derivatives. The Fund may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradeable index with 100 equally-weighted underlying single-name long-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. The Fund can either buy the Index (take on credit exposure) or sell the Index (pass credit exposure to a counterparty). In either case, the Fund is in essence taking a macro view of the market as a whole rather than on a particular issuer. To compensate investors for the change in the value of the Index over time, an upfront payment is made at the time of a trade to account for the change in the present value of the Index since inception. The payment is the difference between par (or 100) and the amount of the purchase price, plus or minus (depending on whether the Fund is a buyer or seller of the Index) accrued interest. Each version of the Index launches with a fixed coupon which the seller of the Index pays quarterly (and the buyer of the Index receives quarterly). The amount of payments received or paid is the coupon times the notional amount. While investing in these types of derivatives will increase the universe of debt securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other debt securities. The liquidity of the market for these types of instruments will be subject to liquidity in the secured loan and derivatives markets. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. These transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, uncertainty regarding the tax rules applicable to these transactions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein. Investments in the Index may involve greater risks than if the Fund had invested in the reference obligation directly. The Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Mezzanine Debt. The Fund’s assets may include mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. The Fund believes that mezzanine loans offer an alternative investment opportunity based upon their historical returns and resilience during economic downturns.

Common Stocks. The Fund may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock, in a workout or restructuring or by acquiring common stock for investment. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan. Common stocks of a corporation or other entity entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stocks and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s Common Shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

The market value of preferred stocks may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred stocks, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred stocks may become onerous when interest rates fall below the rate payable on such stocks, the issuer may redeem the stocks. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred stocks may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stocks.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. In early 2008, auction rate preferred stocks became subject to numerous “failed” auctions, causing securities previously thought to be liquid to become illiquid. It is not known when, if ever, these auction markets will begin to function again. Special tax considerations may apply to the Fund’s investments in preferred stock.

Money Market Instruments. The Fund may invest in money market instruments, which include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing, and pooled investment vehicles (for example, money market funds) that invest in these obligations. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the U.S. and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations; or (iii) only the credit of the issuer. The U.S. government may not in the future continue to provide financial support to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent the Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

Non-U.S. Securities. The Fund may invest in Non-U.S. Securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in Non-U.S. Securities of so-called emerging market issuers. For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, certain investments in Non-U.S. Securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities.

Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Non-U.S. Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Non-U.S. Securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Exchange-Traded Funds. Although not a principal investment strategy of the Fund, subject to the limitations on investment in other investment companies, the Fund may invest in exchange-traded funds (“ETFs”). ETFs are funds whose shares are traded on a national securities exchange. ETFs may be based on underlying equity or fixed income securities. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. An ETF’s investment objective may not be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index and for these and other reasons the returns of an ETF may diverge significantly from the index which it is designated to track. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Some ETFs are highly leveraged and therefore will expose the Fund to the risks posed by leverage discussed elsewhere in this Prospectus.

Structured Investments. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund is generally required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest or other income the Fund actually received. The Fund may be required to, among other things, sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Deferred Payment Obligations. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Because, during the period before interest payments begin on deferred payment securities, the Fund will not receive cash payments on a current basis in respect of income it is required to accrue on these securities for U.S. federal income tax purposes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest and other income the Fund actually received, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level. The Fund may be required to, among other things, sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Derivative Transactions. In addition to the credit and senior loan based derivatives discussed above the Fund may, but is not required to, use various Derivative Transactions described below to seek income, facilitate portfolio management and mitigate risks. Although the Adviser seeks to use the practices to further the Fund’s investment objective, no assurance can be given that these practices will achieve this result. With changes in the market or the Adviser’s strategy, it is possible that these instruments may be a more significant part of the Fund’s investment approach in the future.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments.

Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Derivative Transactions successfully depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. In addition, the Fund’s Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level U.S. federal income or excise taxes. Therefore, the Fund’s investments in derivative instruments may be limited by these or other U.S. federal income tax considerations.

Recently enacted legislation provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear as the rulemaking process is not yet complete. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

A more complete discussion of Derivative Transactions and their risks is contained in the Statement of Additional Information.

Other Derivatives; Future Developments. The above discussion relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating-rate of interest or the total return from the other designated underlying asset(s). The Fund may use total return swaps for risk management purposes and as a speculative investment.

Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

Short Sales. The Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” (as described below) without respect to such limitations.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stocks that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against the box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. Special tax considerations will apply to the Fund’s short sales.

Capital Structure Arbitrage. Capital structure arbitrage typically involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depository Receipt counterparts). This strategy seeks to profit from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Pair Trades. Pair trades involve the establishment of a long position in one security and a short position in another security at the same time. A pair trade attempts to minimize the effect of larger market trends and emphasizes the performance of one security relative to another.

Repurchase Agreements. The Fund may invest in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at relatively low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Reverse Repurchase Agreements. A reverse repurchase agreement is an investment technique under which the Fund sells an underlying debt security and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The repurchase price is generally higher than the Fund’s sale price. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to any restrictions on borrowing.

Reverse repurchase agreements are also generally subject to earmarking and coverage requirements, with the result that the Fund will designate on its books and records on an ongoing basis cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

Restricted and Illiquid Securities. Certain of the Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Pay-in-kind (PIK) Securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, the Fund may be required to accrue income on certain PIK securities for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest or other income the Fund actually received. The Fund may be required to, among other things, sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

When-Issued, Delayed-Delivery and Forward Commitment Purchases. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Lending of Assets. The Fund may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment (although it may not always be able to call the loan in time to vote or consent, or may choose not to for various reasons).

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. The Fund will lend portfolio securities only to firms that are judged by the Adviser to present acceptable credit risk.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options, may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when or at the price the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.

Futures Contracts and Options on Futures Contracts. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of Common Shares are being invested, during periods of adverse market conditions, during periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it would not be in the best interest of the Fund to do so or pending reinvestment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Fund, all or any portion of the Fund’s assets may be invested in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the market price of the Fund’s securities may be adversely affected, and the Fund may not pursue or achieve its investment objective.

USE OF LEVERAGE BY THE FUND

The Fund may seek to enhance the level of its current distributions to its Common Shareholders through the use of leverage to the extent permitted by the 1940 Act. The Fund currently anticipates the use of leverage through borrowings from certain financial institutions in an amount equal to approximately [•]% of its Managed Assets immediately after giving effect to the borrowing.

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time, or not at all, based on the Adviser’s assessment of market conditions and the investment environment.

The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed and greater volatility in the Fund’s NAV and in the market price of the Fund’s Common Shares and higher expenses than a comparable portfolio without leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares or eliminate the Fund’s equity in a leveraged investment. Since the Adviser’s fee is based upon a percentage of the Fund’s Managed Assets, the Adviser’s fee will be higher if the Fund is leveraged and the Adviser will have an incentive to leverage the Fund. The Board of Trustees will monitor this potential conflict. The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent.

Leverage creates risks which may adversely affect the return for the holders of Common Shares, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•

increased operating costs, which may reduce the Fund’s total return to the holders of Common Shares. The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred shares, will be borne by holders of Common Shares; and

•	the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remain fixed.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the holders of Common Shares, and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities.

Reverse Repurchase Agreements. The Fund may in the future engage in reverse repurchase agreement transactions to the extent permitted under the 1940 Act and related guidance of the SEC and its staff. If the Fund uses reverse repurchase agreements, the Fund may earmark or segregate liquid assets equal to the amount of the repayment obligations under such agreements in accordance with guidance from the SEC and its staff from time to time in effect. In a reverse repurchase agreement transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Subsequent to entering into a reverse repurchase agreement transaction, the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty as determined by the Adviser to be appropriate. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will earmark or segregate liquid assets equal to the amount of the repayment obligations under the reverse repurchase agreements.

Issuance of Fund Preferred Shares. Although the Fund is authorized, under the 1940 Act, to issue preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the value of the Fund’s total assets less liabilities and indebtedness not represented by “senior securities” (as such term is defined in the 1940 Act), the Fund anticipates that under current market conditions it is unlikely to offer preferred shares during its first twelve months of operations. Any preferred shares issued by the Fund would have complete priority upon distribution of assets over the Common Shares. The issuance of preferred shares will leverage the Common Shares. Although the timing and other terms of the offering of preferred shares and the terms of the preferred shares would be determined by the Fund’s Board of Trustees, the Fund expects to invest the proceeds of any preferred shares offering in intermediate and long-term bonds. The preferred shares may pay dividends at a fixed rate or at adjustable rates based on shorter-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Fund were not leveraged.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a RIC under the Code. If the Fund has preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Adviser otherwise views as favorable.

Dollar Rolls. The Fund may engage in “dollar roll” transactions. A dollar roll is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.

Leverage Effects. The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s Common Shares of the leverage obtained by borrowing approximately [•]% of the Fund’s Managed Assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	[	•]%	[	•]%	[	•]%	[	•]%	[	•]%
Corresponding Common Share return	[	•]%	[	•]%	[	•]%	[	•]%	[	•]%

Until the Fund borrows, the Fund’s Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Common Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund’s investment objective and policies.

RISK FACTORS

An investment in the Fund’s Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. The following is a summary of certain risks associated with an investment in the Fund.

No Operating History

The Fund is a newly organized, non-diversified closed-end investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

Market Risk Generally

The profitability of a significant portion of the Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. The Adviser may not be able to predict accurately these price and interest rate movements. With respect to certain investment strategies the Fund utilizes, there is a high degree of market risk.

Investment And Market Discount Risk

An investment in the Fund’s securities is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares fluctuates with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their NAV.

Risks of Investing in Senior Loans

Senior Loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Fund’s investments may include loans of a type generally incurred by Borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public. To the extent the Fund receives material non-public information, it may be prohibited from trading in certain securities, even when it might otherwise be beneficial to do so.

Bank loans often, but not always, contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment grade.

The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading, which the Adviser believes should improve market liquidity. Future levels of supply and demand in bank loan trading may not provide an adequate degree of liquidity and the current level of liquidity may not continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly-traded security.

Interest Rate Risk

Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, fixed rate debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the NAV of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings. As of the date of this prospectus, interest rates in the United States are at, or near, a historic low, which may increase the Fund’s exposure to the risks associated with rising interest rates.

Credit Risk

Credit risk is the risk that one or more debt securities and other types of credit instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the security experiences a decline in its financial status. Non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in preferred securities and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated to debt securities in a company’s capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Risks of Investing in High-Yield Securities, also known as “Junk Securities”

A substantial portion of the Fund’s investments may consist of investments that may generally be characterized as “high-yield securities” or “junk securities,” and the Fund may invest without limit in such securities. Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the high-yield bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade. The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or highly speculative. High-yield securities purchased by the Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

Senior Loan Legislation Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of senior loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of senior loan interests relating to highly leveraged transactions or subject such senior loan interests to increased regulatory scrutiny, such financial institutions may determine to sell senior loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a senior loan interest at a time when a financial institution was engaging in such a sale with respect to the senior loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

Second Lien Loans Risk

Second lien loans are subject to the same risks associated with investment in Senior Loans and non-investment grade securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other Secured Loans Risk

Secured loans other than Senior Loans and second lien loans are subject to the same risks associated with investment in Senior Loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher-ranking secured obligations of the borrower. Lower-ranking secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower-ranking secured loans, which would create greater credit risk exposure.

Unsecured Loans Risk

Unsecured loans are subject to the same risks associated with investment in Senior Loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Loans other than Senior Loans may not be acceptable collateral under certain credit facilities, or may require a higher collateral-to-loan ratio, and therefore to the extent the Fund invests in such loans its ability to borrow may be reduced.

Prepayment Risk

During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and other loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Illiquidity of Investments

The investments made by the Fund may be very illiquid, and consequently, the Fund may not be able to sell such investments at prices that reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of the Fund’s investment portfolio that can be invested in illiquid securities.

Insolvency Considerations with Respect to Issuers of Debt Obligations

Various laws enacted for the protection of creditors may apply to the debt obligations held by the Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a Trustee in bankruptcy or a creditors’ committee, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital, or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Fund). To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight and a court could disagree with the Fund’s position, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

Risks of Investing in Structured Finance Securities

The investments may consist of collateralized mortgage obligations, collateralized bond obligations, CLOs, equipment trust certificates or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. In light of the above considerations, structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. In addition to the risks noted above and other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to illiquidity risk. Collateralized mortgage obligations may have risks similar to those of mortgage-backed securities. See “Mortgage-Backed Securities Risk” for more information.

Litigation Risk

The Adviser and/or the Fund may be subject to legal proceedings and claims based on the securities and instruments in which the Fund invests. Litigation may result in substantial costs and may seriously harm the Fund’s investments and overall financial condition. In addition, legal claims that have not yet been asserted against the Fund may be asserted in the future.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Government Securities Risk

U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Sovereign Debt Risk

Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “Credit Risk,” and “Interest Rate Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Leverage Risk

When deemed appropriate by the Adviser and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Pursuant to regulations and/or published positions of the Commission, the Fund may be required to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required margin, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the earmarking of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

The Fund has the ability to use leverage through the issuance of preferred shares, borrowings from a credit facility, issuing notes or other debt securities, or any combination of the three. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss. Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. Such greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the RIC distribution requirements and to avoid Fund-level U.S. federal income or excise taxes.

Non-U.S. Securities Risk

The Fund may invest in securities issued by foreign (non-U.S.) corporation or other business entities, including emerging market securities (“Non-U.S. Securities”). Investing in Non-U.S. Securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements. In addition, certain investments in Non-U.S. Securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position. As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Emerging Markets Risk

An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Securities Lending Risk

The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers that are determined by the Adviser to present acceptable credit risk to the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned should the borrower of the securities fail financially while the loan is outstanding. In addition, voting rights with respect to loaned securities generally pass to the borrower. The Fund, as the lender, retains the right to recall the loans and obtain the return of the securities loaned in order to vote the loaned securities. The Fund will generally seek to recall securities on loan in order to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund. All of the aforementioned risks may be greater for Non-U.S. Securities.

These lending transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. The Fund presently only accepts cash as collateral for these lending transactions, although in the future may accept other types of collateral.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Asset-Backed Securities Risk

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Mortgage-Backed Securities Risk

A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature once all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund, as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as that of other fixed income securities when interest rates fall. When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Timely payment of interest and principal of mortgage-backed securities may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased or held by the issuer. Private insurers may not, however, be able to meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages (which are typically granted to individuals with poor credit histories who, as a result of their deficient credit ratings, would not be able to qualify for conventional mortgages), “Alt-A” mortgages (typically characterized by borrowers with less than full documentation, lower credit scores or higher loan-to-value ratios), “interest only” mortgages (which permit interest-only payments for a specified period before payment of principal is required) and/or “option ARM” mortgages (which are typically 30-year adjustable rate mortgages that initially offer a borrower four monthly payment options: a specified minimum payment, an interest-only payment, a 15-year fully amortizing payment and a 30-year fully amortizing payment). Some of these types of mortgages may be subject to “negative amortization,” which occurs whenever the loan payment for any period is less than the interest charged over that period so that the outstanding principal balance of the loan increases. The types of mortgages discussed above are made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages, and are subject to a greater risk of default than “prime” mortgages. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. To the extent the Fund invests in securities directly or indirectly backed by these types of mortgages, it will be subject to greater risks.

Credit ratings on mortgage-backed securities are subject to the same limitations that apply to credit ratings generally. The market for mortgage-backed securities (and other asset-backed securities) has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Repurchase Agreement Risk

The Fund may enter into repurchase agreements. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. If the seller does not pay the Fund the agreed-upon sum on the repurchase date, the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Reverse Repurchase Agreements Risk

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Derivative Transactions Risk

The Fund may engage in various portfolio strategies, including exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps, in seeking to achieve its investment objective or for other reasons, such as for cash management, financing activities, hedging and risk management purposes or to enhance total return. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions”.

General Risks Associated with Derivative Transactions. The use of Derivative Transactions to enhance total return may be particularly speculative. Derivative Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the Derivative Transaction. Furthermore, the ability to successfully use Derivative Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

Investing in Derivative Transactions involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Derivative Transactions may be used as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative Transaction for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to risks, including but not limited to counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Counterparty Risk. There is risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions.

If the Fund’s counterparty experiences a loss of capital, or is perceived to lack adequate capital or access to capital, the Fund’s counterparty may experience margin calls or other regulatory requirements to increase equity under transactions with all of its counterparties. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Currently, certain Derivative Transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally considered to be lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Currency Risk. The risk that changes in the exchange rate between two currencies may adversely affect the value (in U.S. dollar terms) of an investment. Derivative Transactions can be used to attempt to manage currency risk to the extent the Fund holds investments denominated in difference currencies. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Liquidity Risk. The risk that certain derivatives positions may be difficult or impossible to close out at the time that the seller would like or at the price that the seller believes the position is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions, which are generally less liquid than exchange-traded instruments. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close open derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Correlation Risk. The risk that changes in the value of a derivative may not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depends in part on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Regulatory Risk. The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, requires most OTC derivatives eventually to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, the U.S. Commodity Futures Trading Commission (“CFTC”) has recently amended certain exemptions from registration requirements under the Commodity Exchange Act, as amended (“CEA”) that have been previously available under CFTC Rule 4.5 to Advisers registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceeds a certain threshold, NexPoint may be required to register as a “commodity pool operator” and as a “commodity trading advisor” with the CFTC with respect to the Fund. In the event NexPoint is required to register with the CFTC, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses. However, the Fund or Adviser on behalf of the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Rule 4.5 under the CEA promulgated by the CFTC and currently intends to operate in a manner that would permit to continue to claim such exclusion. Operating the Fund in such a manner could reduce returns as compared to the Adviser operating as a registered commodity pool operator with regard to the Fund.

It is possible that additional government regulation of various types of derivative instruments, including swaps, may increase the cost of using derivatives or limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively affect the Fund’s performance.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Default Swaps Risk

The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or, in some instances, a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, the Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund as a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund as a protection seller would effectively add leverage to its portfolio because it will have investment exposure to the notional amount of the swap. Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, where credit default swaps are not centrally cleared collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

In addition, the Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves or the relevant foreign market. To the extent that the Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Non-U.S. Securities Risk”. In addition to the risks associated with investing in swaps generally, the Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swaps may be considered illiquid or deemed liquid, subject to the Fund’s restrictions on investments in illiquid securities.

Risks of Investing in Swaps

Investments in swaps involve the exchange by the Fund with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. The Fund may enter into credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Adviser monitors the creditworthiness of the Fund’s counterparties, the Fund’s counterparties could experience similar difficulties, possibly resulting in losses to the Fund. In addition, where swaps are not centrally cleared collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a swap.

Commodity Risk

Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs. Certain of the Fund’s commodities-linked investments may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. See “Tax Risk” below.

Reinvestment Risk

The Fund reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of a portfolio security.

Timing Risk

Many agency, corporate, and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date — often after five or ten years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Fund is exposed to reinvestment risk, i.e., the Fund may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Short Sales Risk

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase.

MLP Risk

The Fund may invest in master limited partnership (“MLP”) securities. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). As a result, holders of MLP securities will be subject to risks related to the energy industry, including: (i) fluctuations in commodity prices, (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing, (ii) slowdowns in new construction and acquisitions, (iv) reduced demand for commodities such as crude oil, natural gas and refined petroleum products, (v) depletion of natural gas reserves or other commodities, (vi) extreme weather and environmental hazards (vii) stricter laws, regulations or enforcement policies and (viii) dangers inherent to the energy industry, such as leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Holders of MLP securities have limited control and voting rights on matters affecting the partnership. Holders of securities issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP securities to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP securities are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

In addition, MLPs are subject to the risk that they will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Risks of Investing in Preferred Securities

There are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet received such income. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income or excise taxes at the Fund level, the Fund may be required to distribute this reported income to shareholders in the tax year in which the income is reported (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of income the Fund actually received, and, among other things, to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

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Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Risks of Investing in Synthetic Securities

In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Fund generally will have no right to enforce directly compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of setoff against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, investments in synthetic securities are subject to an additional degree of risk because they are subject to the credit risk of the counterparty as well as that of the Reference Obligor. The Adviser may not perform independent credit analyses of any particular counterparty, or any entity guaranteeing the obligations of such counterparty. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of the Fund’s assets that may be invested in these securities.

Common Stock Risk

The Fund may invest in common stock. Although investments in common stock have historically generated higher average total returns than fixed income securities over the long-term, investments in common stock also have historically experienced significantly more volatility in those returns. Therefore, the Fund’s investments in common stock could result in worse performance than would be the case had the Fund been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular investment in common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of a common stock to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Dividend Risk

Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.

Exchange-Traded Funds Risk

ETFs are investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. In addition, ETFs have certain inherent risks generally associated with investments in a portfolio of securities, in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. A Fund’s investments in certain commodities-linked ETFs may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. See “Tax Risk” below.

Small and Mid-Cap Securities Risk

The Fund may invest in companies with small or mid-sized capitalizations. Securities issued by small and mid-sized companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a small or mid-sized company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Small or mid-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small or mid-sized company’s security price than is the case for a larger company. In addition, small or mid-sized company securities may not be well known to the investing public.

Valuation Risk

Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Risks of Non-Diversification and other Focused Strategies

While the Adviser invests in a number of fixed-income and equity instruments issued by different issuers, it is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Fund’s investment portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund’s investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund’s investment portfolio were varied in its investments with respect to several investment strategies.

Market Disruption Risk

Global financial markets have recently experienced periods of extreme turmoil. The debt and equity capital markets in the United States and around the world have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio value. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, and the Middle East, and terrorist attacks in the United States and around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. and global economy and securities markets.

Potential Conflict of Interest Risk

Individual investment professionals at the Adviser and its affiliates manage multiple accounts for multiple clients. These accounts may include separate accounts (including wrap and UMA programs), mutual funds, and other commingled funds. The Fund’s portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objective, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities, including those sold in IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Investment Personnel or other investment professionals at the Adviser may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees the Adviser receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from the Adviser. Because incentive payments paid by the Adviser to Investment Personnel are tied to revenues earned by the Adviser, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts. See “Conflicts of Interest” and “Investment Advisory and Other Services—Conflicts of Interest” in the SAI.

Key Adviser Personnel Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more key individuals leaves the Adviser, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objective.

Limitations of Credit Ratings

Credit ratings represent only the opinion of the rating agency with respect to the ability of the issuer to make principal and interest payments on the securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating organization may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of the security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating organization changes the rating assigned to one or more of the Fund’s portfolio securities, the Fund is not required to sell the relevant securities.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund or the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the securities, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Changes in United States Law

Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Temporary Defensive Positions

The Fund may depart from its principal investment strategy in response to adverse market, economic, or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Risk

To qualify for the special tax treatment available to RICs, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gains). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the IRS interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees of the Fund (the “Board”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The name and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

The Adviser

NexPoint acts as the Fund’s investment adviser. NexPoint is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. As of May 31, 2013, NexPoint, together with its affiliates, managed approximately $19 billion in assets on behalf of investors around the world. The Adviser is controlled by James Dondero by virtue of his control of its general partner, NexPoint Advisors GP, LLC.

Responsibilities. The Adviser provides the following services to the Fund: (i) furnishes an investment program for the Fund; (ii) determines, subject to the overall supervision and review of the Board, the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested; (iii) makes changes in the investments of the Fund; and (iv) votes, exercises consents, and exercises all other rights pertaining to such investments. Subject to the foregoing, the Adviser, will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Fund, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in the investment advisory agreement.

Compensation. In return for its advisory services, the Adviser receives an annual fee, payable monthly, in an amount equal to [•]% of the average daily value of the Fund’s Managed Assets (the “Advisory Fee”). The accrued fees are payable monthly as promptly as possible after the end of each month during which the investment advisory agreement is in effect.

Administration Agreement

Under an administration agreement dated [•] (the “Administration Agreement”), the Adviser provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space. Some of the administrative services provided by the Adviser under the Administration Agreement, include, but are not limited to:

•	preparing and coordinating the Fund’s state filings;

•	determining and overseeing publication of the Fund’s NAV and distribution amounts;

•	overseeing and liaising with services providers, such as the custodian and transfer agent;

•	monitoring leverage compliance;

•	coordinating the negotiation of credit agreements and other agreements with counterparties;

•	investigating customer complaints;

•	determining and monitoring expense accruals;

•	authorizing expenditures and bill payments on behalf of the Fund; and

•	performing such additional administrative duties as requested by the Fund.

The Adviser will receive an annual fee, payable monthly, in an amount equal to [•]% of the average daily value of the Fund’s Managed Assets in connection with the services provided under the Administration Agreement. The accrued fees are payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. The Adviser may waive a portion of its fees.

Under a separate sub-administration agreement, the Adviser has delegated certain administrative functions to [•] (“[•]”), at an annual rate, payable by the Adviser, of [•]% of the average daily value of the Fund’s Managed Assets. Some of the administrative services delegated to [•], include, but are not limited to, preparing monthly security transaction listings; coordinating communications with other service providers; coordinating printing of shareholder reports; monitoring compliance with various regulatory schemes applicable to the Fund; assisting in preparation of proxy materials, fidelity bond and insurance policies and with Commission examination and responses thereto; and coordinating preparation of board materials.

Affiliated Brokerage

The Fund may pay brokerage commissions to NexBank Securities, Inc., an affiliate of the Adviser, in connection with brokerage services provided. For more information regarding brokerage commissions, please refer to “Portfolio Transactions and Brokerage” in the Fund’s Statement of Additional Information.

Portfolio Managers

NexPoint will be responsible for the day-to-day management of the Fund’s portfolio investments. The Fund is managed by a team of portfolio managers at NexPoint which is led by:

[•]

Additional Information Regarding Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Custodian and Transfer Agent

[•] is the custodian of the Fund, holds the Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund’s NAV.

[•] is the transfer agent and dividend disbursing agent of the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV of the Common Shares of the Fund is computed based upon the value of the Fund’s investment portfolio securities and other assets. NAV per Common Share is determined daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern time. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund calculates NAV per Common Share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Fund.

VALUATION

The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board: When determining the fair value of an asset, the Adviser seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the

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The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation that approximates market value. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

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Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

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Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

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The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Swaps and other derivatives would generally fall under this category.

When determining the fair value of an asset, the Adviser seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DISTRIBUTION POLICY

Subject to market conditions, the Fund expects to declare dividends on the Fund’s Common Shares on a monthly basis. The Fund intends to pay any net capital gain distributions annually.

Various factors will affect the level of the Fund’s current income and current gains, such as its asset mix and the Fund’s use of options and other derivative transactions. To permit the Fund to maintain more stable monthly dividends and annual capital gain distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund’s NAV, and, correspondingly, distributions from previously undistributed income and gains, as well as from capital, if any, will be deducted from the Fund’s NAV.

Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Fund’s Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Agent, all dividends declared for the Common Shares of the Fund will be automatically paid in the form of, or reinvested by [•] (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in, additional Common Shares of the Fund. If you are a registered owner of Common Shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by [•], as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting [•], as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional shares of the Fund for you.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the NAV per Common Share (such condition being referred to herein as “market premium”), the Fund will issue Common Shares, including fractions, to the participants in the amount of the dividend. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the payment date; provided that, if the NAV per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market value per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the uninvested portion of the dividend by the NAV per Common Share on the payment date; provided that, if the NAV per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the uninvested portion of the dividend will be divided by 95% of the market price per Common Share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.” Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at [•], [Address]; telephone [•].

SHAREHOLDER LOYALTY PROGRAM

To promote loyalty and long-time alignment of interests among the Fund’s shareholders, the Adviser offers an incentive to shareholders that buy and hold the Fund’s Common Shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). The Fund does not anticipate that the Program will be available to Common Shares purchased during the initial public offering. To participate in the Program, existing shareholders must open an account (the “Account”) with the Programs’ administrator, [•] (“[•]”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution to create an effective [•] gross up of the participant’s contributions. More specifically, the Adviser’s contribution will account for [•]% of the total sum contributed by both the participant and the Adviser. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $[•], or [•]% of $[•], to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program.

While the portion of the Fund’s Common Shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at [•] for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s Common Shares are trading at a discount, [•] will purchase Common Shares on behalf of participants in open-market purchases. If the Fund’s Common Shares are trading at a premium, [•] may purchase Common Shares on behalf of participants in open-market purchases or the Fund may sell Common Shares to the Shareholder Loyalty Program by means of this prospectus or otherwise. See “Plan of Distribution.”

All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Adviser will make a corresponding contribution to the amount of the reinvested dividend to create an effective [•]% gross up of the dividend amount.

[•] maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by [•] on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. [•] will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, [•] will administer the Program on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program.

The Fund and the Adviser reserve the right to amend or terminate the Program. To help align the interests of the Adviser’s employees with the interests of the Fund’s shareholders, the Adviser offers a similar program to its employees.

Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Common Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long-term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its Common Shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its Common Shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if the Fund so elects, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gains will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund’s net capital gains (“capital gains distributions”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gains (including capital gains distributions). A corporation that owns Fund shares may be eligible for the DRD with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gains or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as any capital gains distributions). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and Funds to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or Fund) exceeds certain threshold amounts.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gains distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding (currently, at a rate of 28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Common Shareholders.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment of qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time (possibly with retroactive effect). In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. Given the Fund’s investment strategies, it is not anticipated that a substantial portion of the distributions paid on Common Shares will consist of tax-advantaged qualified dividend income.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. Common Shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Common Shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a Common Shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) the Common Shareholder’s pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a Common Shareholder who does not itemize deductions. Each Common Shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

In general, distributions (other than capital gains dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or Fund) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the Common Shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

Common Shares

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated as of [•]. The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.001 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed such shareholders and/or by reducing the number of Common Shares owned by such shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Fund has no present intention of offering any additional shares other than the securities offered pursuant to this prospectus and Common Shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which generally provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s Common Shareholders.

Any additional offerings of Common Shares would result in current shareholders owning a smaller proportionate interest in the Fund than they owned prior to such offering to the extent that shareholders do not purchase sufficient shares in such offering to maintain their percentage interest. The Fund’s NAV would be reduced immediately following an offering of the shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of shares in the secondary market. An increase in the number of shares available may put downward pressure on the market price for shares. If the Fund were unable to invest the proceeds of an additional offering of shares as intended, the Fund’s per share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

The Fund’s Common Shares are listed on the New York Stock Exchange under the symbol “[•].” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Common Shares may not trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and you should not purchase the Common Shares if you intend to sell them soon after purchase.

Pursuant to the Fund’s Agreement and Declaration of Trust, the Board of Trustees of the Fund has the power to cause each holder of common or preferred shares of the Fund to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, shareholder servicing or similar agent, a pro rata amount as determined from time to time by the Board of Trustees of the Fund, by setting off such charges due from such shareholder from declared but unpaid dividends or distributions owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. In the event the Trustees determine to cause each shareholder to pay certain expenses directly by setting off such expenses due from a shareholder from dividends payable to such shareholder, the shareholder generally will be deemed to receive, and incur U.S. federal income taxes on, the full amount of the distribution paid to such shareholder, prior to its reduction by the expenses allocated to the shareholder. Alternatively, to the extent the Trustees determine to cause each shareholder to pay certain expenses directly by reducing the number of shares in the shareholder’s account by the amount of the expenses allocated to the shareholder, such reduction in shares generally will constitute a redemption for U.S. federal income tax purposes, giving rise to capital gain or loss on the shares redeemed. See “U.S. Federal Income Tax Matters” above for more information about the tax treatment of distributions and redemptions from the Fund.

For information concerning the U.S. federal income tax consequences of an investment in Common Shares of the Fund, See “Tax Matters” below and “Tax Matters” in the Statement of Additional Information.

Credit Facility

In the event the Fund borrows, the Fund may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Issuance of Fund Preferred Shares

Although the Fund does not intend to issue preferred shares during its first twelve months of operations, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund issues Preferred Shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s Common Shareholders, the Board, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Declaration of Trust also provides that the Fund may be liquidated upon the approval of 80% of the trustees.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Fund’s Agreement and Declaration of Trust, on file with the Commission for the full text of these provisions.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for whom [•] is acting as representative (the “Representative”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Number of Common Shares
Name	[•]	[•]
Total		[•]

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $[•] per Common Share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $[•] per Common Share are equal to [•]% of the initial offering price. Investors must pay for any Common Shares purchased on or before [•], 2013.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of [•] Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $[•], the total Underwriters’ discounts and commissions (sales load) would be $[•] and the total proceeds to the Fund would be $[•].

The following table summarizes the actual expenses and compensation that the Fund will pay:

	Per Common Share						Total
	Without Over- allotment			With Over- allotment			Without Over- allotment			With Over- allotment
Public offering price	$	[	•]	$	[	•]	$	[	•]	$	[	•]
Sales load	$	[	•]	$	[	•]	$	[	•]	$	[	•]
Estimated offering expenses	$	[	•]	$	[	•]	$	[	•]	$	[	•]
Proceeds, after expenses, to the Fund	$	[	•]	$	[	•]	$	[	•]	$	[	•]

The fees described below under “Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than the sales load) will not exceed $[•] per Common Share sold by the Fund in this offering. If the offering expenses exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding the sales load) are estimated to be $[•] in total, $[•] of which will be borne by the Fund (or $[•] if the Underwriters exercise their over-allotment option in full). See “Summary of Fund Expenses.”

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($[•]).

The Fund intends to apply for listing on the NYSE under the ticker symbol “[•]”.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this Prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically. The Fund, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “1933 Act”).

Prior to the public offering of Common Shares, NexPoint purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, [NexPoint] owned 100% of the outstanding Common Shares. [NexPoint] may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of [•] is [•]. The principal business address of [•] is [•].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Adviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

Additional Compensation to Be Paid by the Adviser

NexPoint (and not the Fund) has agreed to pay [•] from its own assets, a structuring fee in the amount of $[•] for advice relating to the structure, design and organization of the Fund.

The structuring fees paid to [•] will not exceed [•]% of the total public offering price of the Common Shares. These services provided by [•] to NexPoint are unrelated to NexPoint’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $[•] per share is equal to [•]% of gross proceeds. Total compensation to the Underwriters will not exceed [•]% of gross proceeds.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value” (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions, nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

CONFLICTS OF INTEREST

NexPoint has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NexPoint has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NexPoint furnishes investment management and advisory services to numerous clients in addition to the Fund, and NexPoint may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to NexPoint, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, NexPoint, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale NexPoint recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which NexPoint, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, NexPoint may refrain from rendering any advice or services concerning securities of companies of which any of NexPoint’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which NexPoint or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

As a fiduciary, NexPoint owes a duty of loyalty to its clients and must treat each client fairly. When NexPoint purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. NexPoint attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, NexPoint has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide NexPoint with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York and for the underwriters by [ ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file Nos. [•]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

[INSERT LOGO]

[•] Shares

Highland Floating Rate High Income Fund

Common Shares

PROSPECTUS

[•], 2013

The information in this preliminary statement of additional information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [•], 2013

Highland Floating Rate High Income Fund

STATEMENT OF ADDITIONAL INFORMATION

[•], 2013

300 Crescent Court, Suite 700

Dallas, Texas 75201

This Statement of Additional Information relating to the common shares of the Fund (the “Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated [•], 2013 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You may obtain a copy of the Prospectus on the web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the investment policies and strategies of the Fund described in the SAI and the Prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.

As referred to above, the following seven investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy:

(1) The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(2) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3) The Fund may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4) The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5) The Fund may not make loans, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(6) The Fund may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority; and

(7) The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus.

Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

(1)	U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NexPoint monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NexPoint does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NexPoint will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating-rate of interest.

Equity Securities

The Fund may invest in equity securities including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

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Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts. The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.

Derivative Transactions and Risk Management

Consistent with its investment objective and policies set forth in the prospectus and in addition to its option strategy, the Fund may also enter into certain risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Collectively, the above are referred to as “Derivative Transactions”. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Fund to manage them successfully will depend on NexPoint’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Fund may use are described below. Although the Fund recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Fund may seek to use these strategies in certain circumstances.

Futures Contracts and Options on Futures Contracts. In connection with its Derivative Transactions and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.

Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Fund may engage in various forward currency contract strategies:

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The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

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The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and NexPoint believes that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

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The Fund may also purchase forward currency contracts to enhance income when NexPoint anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

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The Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

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The Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Fund’s existing investments are denominated.

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The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if NexPoint anticipates that there will be a correlation between the two currencies.

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The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

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When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

Calls on Securities, Indices and Futures Contracts. In addition to its option strategy, in order to enhance income or reduce fluctuations on NAV, the Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts. In addition to its option strategy, the Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

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Interest Rate Transactions. Among the Derivative Transactions in which the Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are incurred into for good faith risk management purposes. NexPoint and the Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate NAV at all times at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If NexPoint is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if NexPoint is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

Below under “General Characteristics of Risks of Derivative Transactions” is further information about the characteristics, risks and possible benefits of Derivative Transactions and the Fund’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by NexPoint; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used.

Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Derivative Transactions. See “Tax Matters.”

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General Characteristics and Risks of Derivative Transactions

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Fund will engage in Derivative Transactions. The Fund will engage in such activities in the Adviser’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Derivative Transactions may give rise to taxable income without the corresponding receipt of cash.

Put and Call Options on Securities and Indices

The Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on securities indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Fund’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics. The Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances,

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however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures. The Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Fund currently may enter into such transactions without limit for bona fide strategic purposes. The Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open futures contracts, commodity options and options on futures and swaps would exceed 5% of the Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund has claimed an exclusion from the term “commodity pool operator” under CFTC Rule 4.5 and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Operating the Fund in such a manner could reduce returns as compared to the Adviser operating as a registered commodity pool operator with regard to the Fund. The above policies are non-fundamental and may be changed by the Fund’s Board of Trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments.

Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Derivative Transactions Present Certain Risks. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Derivative Transactions will depend on the Adviser’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce NAV.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

Certain of the Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the

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securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Pay-in-kind Bonds

The Fund may invest in Pay-in-kind, or “PIK” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Brady Bonds

The Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Fund may purchase have no or limited collateralization, and the Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund may invest are likely to be acquired at a discount.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Other Investment Companies

Although not a principal investment strategy of the Fund, the Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and BDCs to the extent that such investments are consistent with the Fund’s investment objective and principal investment strategies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive, provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

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The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Mezzanine Investments

The Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Loan Participations and Assignments

The Fund may invest in fixed and floating-rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by NexPoint to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio and calculating its NAV.

Structured Investments

The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a Fund, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

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The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

Project Loans

The Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

Zero Coupons and Deferred Payment Obligations

The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and to potentially avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The Fund may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT OF THE FUND

Trustees

The Board of Trustees provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or Trusteeships they hold are shown below. The business address of the Fund, NexPoint and their board members and officers is 300 Crescent Court, Suite 700, Dallas, Texas 75201, unless otherwise specified below.

Interested Trustees

Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Serve	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee
Brian Mitts Age: [ ]	[•]	[•]	[•]	[•]	[•]

Independent Trustees

[TO BE FILED BY SUBSEQUENT AMENDMENT]

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
[•]	[•]	Since Inception	[•]
[•]	[•]	Since Inception	[•]
[•]	[•]	Since Inception	[•]

Officers

Information regarding Officers of the Fund:

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
[•]	President	Since Inception	[•]
[•]	Treasurer and Principal Financial Officer	Since Inception	[•]
[•]	Secretary	Since Inception	[•]

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Compensation of Trustees

The following table sets forth information provided by the Fund’s Adviser regarding compensation of the Trustees by the Fund and other funds managed by the adviser and its affiliates for the fiscal year ended [•]. Trustees and Officers of the Fund who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Adviser or its affiliates.

Name of Trustee	Aggregate Compensation from Fund(1)			Total Compensation from Fund and Fund Complex Paid to Trustees(3)
[•] [(4)]	$	[	•]	$	[	•]

(1)	The Fund had not commenced operations as of the date of this SAI and therefore, did not pay any compensation to any Trustees during the fiscal year ending [•], 2013. The compensation presented in the table is estimated for the fiscal year ending [•], 2013.
(2)	Upon an Independent Trustee’s retirement, such Trustee may qualify for a retirement payment as set forth above
(3)	Represents compensation from funds (total in complex as of [•], 2012).
(4)	“Interested person,” as defined in the 1940 Act, of the Fund because of the affiliation with NexPoint.

Trustee Ownership of Securities

The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all Funds in the NexPoint Fund Complex overseen or to be overseen by a Trustee, that are owned beneficially by each Trustee as of December 31, 2012. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)		Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies
Interested Trustee
[•]	$	[•]	[	•]
Independent Trustees
[•]	$	[•]	[	•]
[•]	$	[•]	[	•]
[•]	$	[•]	[	•]
[•]	$	[•]	[	•]

(1)	The Fund had not commenced operations as of December 31, 2012. The Trustees do not own shares of the Fund as the Fund has no operating history.

Committees

In connection with the Board of Trustee’s responsibility for the overall management and supervision of the Fund’s affairs, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. To fulfill these duties, the Fund will have two committees: an Audit Committee and a Nominating Committee.

The Audit Committee consists of [•],[•],[•] and [•]. The Audit Committee acts according to the Audit Committee charter. [•] has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) providing assistance to the Board of Trustees of the Fund in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Board of Trustees of the Fund has determined that the Fund has one audit committee financial expert serving on its Audit Committee, [•], who is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

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The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of [•],[•],[•] and [•].

As the Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year with the exception of the initial Audit Committee meeting at which all Audit Committee members were present.

Proxy Voting Policies and Procedures

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to NexPoint pursuant to NexPoint’s proxy voting policies and procedures. Under these policies and procedures, NexPoint will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of NexPoint’s proxy voting policies and procedures is attached as Appendix B to this Statement of Additional Information. The Fund’s proxy voting record for the most recent 12-month period ending December 31 will be available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Commission’s web site (http://www.sec.gov).

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Administration Services

Pursuant to the Fund’s administration services agreement, NexPoint will perform the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary Fund statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Fund’s federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations; (iv) coordinate contractual relationships and communications between the Fund and its contractual service providers; (v) coordinate printing of the Fund’s annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Fund’s compliance with the Code, Commission and prospectus requirements; (ix) prepare, coordinate with the Fund’s counsel and coordinate the filing with the Commission: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Fund, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and Trustees of the Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders; (xi) assist in obtaining the fidelity bond and Trustees’ and officers’ errors and omissions insurance policies for the Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the 1940 Act as such bond and policies are approved by the Fund’s Board of Trustees; (xii) monitor the Fund’s assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Fund’s calendar to assure compliance with various filing and board approval deadlines; (xvii) furnish the Fund office space in the offices of NexPoint, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Fund; (xviii) assist the Fund in the handling of SEC examinations and responses thereto; (xix) perform clerical, bookkeeping and all other administrative services not provided by the Fund’s other service providers; (xx) determine or oversee the determination and publication of the Fund’s NAV in accordance with the Fund’s policy as adopted from time to time by the Board of Trustees; (xxi) oversee the maintenance by the Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Fund as required under Rule 31a-1(b)(2)(iv) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Fund; (xxii) prepare such information and reports as may be required by any stock exchange or exchanges on which the Fund’s shares are listed; (xxiii) determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (xxiv) serve as liaison between the Fund and each of its service providers; and (xxv) perform such additional administrative duties relating to the administration of the Fund as may subsequently be

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agreed upon in writing between the Fund and NexPoint. NexPoint shall have the authority to engage a sub-administrator in connection with the administrative services of the Fund, which sub-administrator may be an affiliate of NexPoint; provided, however, that NexPoint shall remain responsible to the Fund with respect to its duties and obligations set forth in the administration services agreement.

Portfolio Managers

Day-to-day management of the Fund is the responsibility of the investment professionals associated with NexPoint. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below. The following table sets forth additional information about these individuals as of [•], 2013.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
[•]	[•]	[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]	[•]	[•]

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Under current Commission regulations, the Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by the Adviser in certain private placements in which the Adviser negotiates non-pricing terms.

Compensation

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers’ underlying account, the

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combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Adviser such as Option It Plan and the Long-Term Incentive Plan.

Base Compensation

Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary Compensation

In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of NexPoint so as to promote the success of the NexPoint.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of NexPoint through the use of Long-Term Incentive Units.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

Securities Ownership of Portfolio Managers

The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing portfolio transactions for the Fund, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. Neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment transaction business. The Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund’s Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

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Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares are outstanding or there are outstanding borrowings, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (i) all accrued Preferred Shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a RIC under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

Before deciding whether to take any action if the Common Shares trade below NAV, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset

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diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains, if any. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gains net income (which is the excess of its realized net long-term capital gains over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in Delaware.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gains dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate Common Shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Given the Fund’s investment strategies, it is not anticipated that a substantial portion of the distributions paid on Common Shares will consist of tax-advantaged qualified dividend income or of distributions eligible for the DRD.

Distributions of net capital gains, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be

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required to report his pro rata share of such gain on his tax return as long-term capital gains; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gains or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions).

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and Funds to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or Fund) exceeds certain threshold amounts.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an

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appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Some of the real estate investment trusts (“REIT”s) in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMIC”s). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gains or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Common Shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a Common Shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized

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deduction) the Common Shareholder’s pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a Common Shareholder who does not itemize deductions. Each Common Shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gains—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to: (i) dividends paid by a foreign corporation that is a PFIC; (ii) income inclusions from a QEF election with respect to a PFIC; and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

In general, distributions (other than capital gains dividends and exempt interest dividends) to a non-U.S. shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or Fund) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

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Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Common Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the Common Shares of the Fund by a non-U.S. shareholder may also be subject to U.S. federal estate tax.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and [•]. Under the custodian agreement, [•] performs custody, foreign custody manager and fund accounting services.

[•] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE FILED BY SUBSEQUENT AMENDMENT]

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FINANCIAL STATEMENTS

Highland Floating Rate High Income Fund

[TO BE FILED BY SUBSEQUENT AMENDMENT]

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered short-term. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation; and

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

P

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

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pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor ‘s reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

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Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

Notes allowing for negative coupons, or negative principal

Notes containing any provision that could obligate the investor to make any additional payments

Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

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Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

NEXPOINT ADVISORS, L.P.

1.	Application; General Principles

1.1	This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2	The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1

Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2	Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3	Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4	Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly.

2.4.1.	For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

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2.5	Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6

Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3.	Conflicts of Interest

3.1	Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3	The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4	The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5	The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6	Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.2	Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

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3.2.1	The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2	The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1	The Company shall retain records relating to the voting of proxies, including:

4.1.1	Copies of this Policy and any amendments thereto.

4.1.2	A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3.	A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4	Records of each vote cast by the Company on behalf of Clients.

4.1.5	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6	A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2	These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3	The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4	Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5	If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6	Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

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Part C

Other Information

Item 25.	Financial Statements and Exhibits

1. Financial Statements

Part A — None.

Part B — Report of Independent Registered Accounting Firm, Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets and Notes to Financial Statements.*

2. Exhibits

(a)	(i)	Certificate of Trust dated May 29, 2013- filed herein.

	(ii)	Declaration of Trust dated [—].*

(b)	By-laws dated [—].*

(c)	Not Applicable.

(d)	Not applicable.

(e)	Dividend Reinvestment Plan.*

(f)	Not Applicable.

(g)	(i)	Investment Management Agreement between NexPoint Advisors, L.P. and Registrant.*

(h)	Form of Underwriting Agreement.*

(i)	(i)	Custodian Agreement between Registrant and [—].*

	(ii)	Foreign Custody Manager Agreement between Registrant and [—].*

	(iii)	Fund Accounting Agreement between Registrant and [—].*

(j)	(i)	Administration Agreement between Registrant and [—].*

	(ii)	Distribution Agreement between [—] and Registrant.*

	(iii)	Form of Stock Transfer Agency Agreement between Registrant and [—].*

	(iv)	Securities Lending Agreement and Guaranty between the Registrant and [—].*

	(v)	Third-Party Marketing Agent Agreement between the Registrant and [—].*

(k)	Opinion and Consent of Counsel.*

(l)	Not applicable.

(m)	Consent of Independent Registered Public Accounting Firm.*

(n)	Not Applicable.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	(i)	Code of Ethics of NexPoint Advisors, LP.*

*	To be filed by subsequent amendment.*

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Item 26.	Marketing Arrangements

Reference is made to the Form of Underwriting Agreement for the Registrant’s shares of beneficial interest filed herewith to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration and filing fees	$	[	•]
NYSE listing fee	$	[	•]
Printing (other than certificates)	$	[	•]
Engraving and printing certificates	$	[	•]
Accounting fees and expenses related to the offering	$	[	•]
Legal fees and expenses related to the offering	$	[	•]
FINRA fee	$	[	•]
Miscellaneous (i.e. travel) related to the offering	$	[	•]

Total	$	[	•]

NexPoint has agreed to pay (i) the Fund’s organizational expenses and (ii) the offering expenses (other than the sales load and the expenses of the Preferred Share offering which is expected to occur soon after the completion of this offering) that exceed $[•] per Common Share.

Item 28.	Persons Controlled by or under Common Control with the Registrant

None.

Item 29.	Number of Holders of Shares

Set forth below is the number of record holders as of [•], 2013, one class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $0.001 per Common Share	1

Item 30.	Indemnification

[Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Fund hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Fund (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any

2

person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Fund Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Fund. The Trustees may maintain insurance for the protection of the Fund Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or

3

employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be permitted to Trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Reference is made to Section 8 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.]

Item 31.	Business and Other Connections of Investment Advisor

Reference is made to the Form ADV of NexPoint Advisors, L.P (File No. 801-75490) filed with the Commission; and which is incorporated herein by reference.

Item 32.	Location of Accounts And Records

The Fund’s accounts, books and other documents are currently located at the offices of the Registrant, c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 and at the offices of the Registrant’s Custodian and Transfer Agent.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the NAV declines more than 10 percent from its NAV as of the effective date of this Registration Statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas and the State of Texas on this 4th day of June 2013.

HIGHLAND FLOATING RATE HIGH INCOME FUND

By:	/s/ Brian Mitts
Brian Mitts
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Brian Mitts	Trustee, President, Principal Executive Officer and Principal Financial Officer	June 4, 2013

INDEX TO EXHIBITS

Exhibit	Name

(2)(a)(i)	Certificate of Trust